                                                                     EXHIBIT 4.8

                         CANANDAIGUA WINE COMPANY, INC.
                                  $65,000,000
              8 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2003
                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

                                            October 29, 1996

CHASE SECURITIES INC.
270 Park Avenue
New York, New York 10017

CS FIRST BOSTON CORPORATION
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055


Dear Sirs:

          Canandaigua Wine Company, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated October 24, 1996 (the "Purchase Agreement"), $65,000,000 principal amount of its 8 3/4% Series B Senior Subordinated Notes due 2003 (the "Notes") to be unconditionally guaranteed on a senior subordinated basis (the "Guarantees" and together with the Notes, the "Securities") by certain of the Company's subsidiaries signatories hereto (collectively, the "Guarantors"). The Securities are to be issued pursuant to an indenture dated as of October 29, 1996 (the "Indenture"), between the Company, the Guarantors and First Chicago Corporation, as trustee (the "Trustee"). Capitalized terms used but not specifically defined herein are defined in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Guarantors agree with you, for the benefit of the holders of the Securities (including the Initial Purchasers) (the "Holders"), as follows:

          1.  Registered Exchange Offer.  The Company and the Guarantors shall
              -------------------------
prepare and, not later than 45 days following the Closing Date, shall file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company guaranteed by the Guarantors (the "Exchange Securities") identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, shall use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 105 days of the Closing Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company, the Guarantors and the Trustee or such other bank or trust company reasonably satisfactory to you, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects with the Indenture except for the transfer restrictions relating to the Securities (as described above).

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company or the Guarantors within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company and the Guarantors acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act,
(i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer, pursuant to the Registered Exchange Offer and (ii) if any Initial Purchaser elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment it is required to deliver a prospectus, containing the information required by items 507 and/or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such a sale.

          In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (c) utilize the services of a Depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all applicable laws applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

          (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Company and the Guarantors shall make available for a period of 180 days after the consummation of the Registered Exchange Offer, a copy of the prospectus forming part of the Exchange Offer Registration Statement to any broker-dealer for use in connection with any resale of any Exchange Securities.

          Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issue of the Securities.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an affiliate of the Company or any Guarantor within the meaning of the Securities Act and
(iv) if the Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities to the extent required by the Commission.

          Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2.  Shelf Registration.  If, (a) because of any change in law or
              ------------------
applicable interpretations thereof by the Commission's staff, the Company and the Guarantors determine that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (b) if for any other reason the Registered Exchange Offer is not consummated within 135 days of the date hereof, or (c) if any Initial Purchaser so requests with respect to Securities not eligible to be exchanged for Exchange Securities in a Registered Exchange Offer and held by it following consummation of the

Registered Exchange Offer, or (d) if any applicable laws or applicable interpretations do not permit any Holder (including an Initial Purchaser, but excluding any Exchanging Dealer) to participate in such Registered Exchange Offer, or (e) any Holder that participates in the Registered Exchange Offer (other than an Exchanging Dealer), does not receive freely tradable Exchange Securities in exchange for tendered Securities, then the following provisions shall apply:

          (a) The Company and the Guarantors shall use their best efforts as promptly as practicable to file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

          (b) The Company and the Guarantors shall use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of three years from the Closing Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action, in the opinion of the Company and the Guarantors after consulting with legal counsel, is required by applicable law.

          (c) Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.  Liquidated Damages.  (a)  The parties hereto agree that the
              ------------------
Holders of Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 45 days after the Closing Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 105 days after the Closing Date,
(iii) the Exchange Offer is not consummated on or prior to 135 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 105 days after the Closing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors will pay liquidated damages to each holder of Transfer Restricted Securities (as defined below) in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged for a freely transferable Exchange Security in the Exchange Offer, (ii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company and the Guarantors shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder: (a) failed to comply with its obligations to make the representations in the second to last paragraph of Section 1; or (b) failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          The Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period no less than the minimum period required pursuant to Section 1 of this Agreement, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Securities that were tendered by Holders of Securities pursuant to the Exchange Offer.

          (b) The Company shall notify the Trustee and Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m. New York City time on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive this interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to be declared effective or to remain effective, or
(iii) the Exchange Offer Registration Statement to be declared effective and the Exchange Offer to be consummated, to the extent required by this Agreement.

          4.  Registration Procedures.  In connection with any Registration
              -----------------------
Statement, the following provisions shall apply:

          (a) The Company and the Guarantors shall (i) furnish to you, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any of the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Registered Exchange Offer or the Shelf Registration, shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; (ii) with respect to an Exchange Offer Registration Statement, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company and the Guarantors shall advise you and, in the case of a Shelf Registration Statement, the Holders (if applicable), and, if requested by you or any such Holder, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Company and the Guarantors will use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (d) The Company and the Guarantors will furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (e) The Company and the Guarantors will deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Guarantors consent to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the prospectus or any amendment or supplement thereto.

          (f) The Company and the Guarantors will furnish to each Exchanging Dealer or Initial Purchaser, as applicable, which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer or Initial Purchaser, as applicable, so requests in writing, all exhibits (including those incorporated by reference).

          (g) The Company and the Guarantors will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Exchanging Dealer or Initial Purchaser, as applicable, without charge, as many copies of the prospectus included in such Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, and any amendment or supplement thereto as such Exchanging Dealer or Initial Purchaser, as applicable, may reasonably request for delivery by (i) such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer or (ii) such Initial Purchaser in connection with a sale of Exchange Securities received by it in exchange for Securities constituting any portion of an unsold allotment; and the Company and the Guarantors consent to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer or Initial Purchaser, as applicable, as aforesaid.

          (h) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Guarantors will use their best efforts to register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided,
                                                               --------
however, that neither the Company nor any Guarantor will be required to qualify
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generally to do business in any jurisdiction where it is not then so qualified or to take any
action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company and the Guarantors will cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

          (j) Upon the occurrence of any event contemplated by paragraphs
(b)(ii) through (v) above during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company and the Guarantors will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as so amended or supplemented, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities or Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

          (m) The Company and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Company and the Guarantors may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement, and the Company and the Guarantors may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (o) The Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of Securities or Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Securities pursuant to any Shelf Registration Statement. If CSI or an affiliate of CSI acts as a managing underwriter in any such registered offering, to the extent required by applicable law or regulations, a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the National Association of Securities Dealers, Inc. Conduct Rules) shall be retained by the Company and the Guarantors with the consent of CSI (which consent shall not be unreasonably withheld or delayed), and the Company and the Guarantors shall pay all fees and expenses (other than underwriting commissions and discounts) of such qualified independent underwriter.

          (p) In the case of a Shelf Registration Statement, the Company and the Guarantors shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined) acting for, a majority in aggregate principal amount of the Holders, and any underwriter participating in any disposition pursuant to a Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Subsidiaries and (ii) use reasonable efforts to have the Company's and the Subsidiaries' officers, directors, employees, accountants and auditors supply all relevant information reasonably requested by such representative, counsel or any such underwriter (an "Inspector") in connection with any such Registration Statement, subject to executing a confidentiality undertaking in customary form with respect to confidential or proprietary information of the Company or such Subsidiary.

          (q) In the case of a Shelf Registration Statement, the Company and the Guarantors, if requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel, or the managing underwriters (if any) in connection with any Shelf Registration Statement, shall use their best efforts to cause (w) their counsel to deliver an opinion relating to the Registration Statement and the Securities or the Exchange Securities, as applicable, in customary form, (x) their officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel, or the managing underwriters (if any) and (y) their independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (r) The Company and the Guarantors will use reasonable efforts to cause the Securities or the Exchange Securities, as applicable, covered by a Registration Statement to be rated with an appropriate rating agency, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or by the managing underwriters, if any.

          (s) The Company and the Guarantors will use reasonable efforts to cause the Securities or the Exchange Securities, as applicable, relating to such Registration Statement to be listed on each securities exchange, if any, on which debt securities issued by the Company are then listed, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or by the managing underwriters, if any.

          (t) In the case of a Shelf Registration Statement, each Holder of Securities agrees by acquisition of such Securities that, upon receipt of any notice of the Company and the Guarantors pursuant to Section 4(b)(ii) through
(v) hereof, such Holder will discontinue disposition of such Securities covered by such Registration Statement until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof, or until advised in writing (the "Advice") by the Company and the Guarantors that the use of the applicable prospectus may be resumed. If the Company and the Guarantors shall give any notice under Section 4(b)(ii) through (v) during the period that the Company and the Guarantors are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          5.  Registration Expenses.  The Company and the Guarantors will bear
              ---------------------
all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 hereof, including all fees and expenses of a qualified independent underwriter, if any, and the Company and the Guarantors will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to a

Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith, provided that the Company and the Guarantors shall not be liable for more than an aggregate of $25,000 of fees and expenses of Special Counsel. The Holders shall be responsible for all underwriting commissions and discounts in the case of a Shelf Registration Statement.

          6.  Indemnification.  (a)  In the event of a Shelf Registration
              ---------------
Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Exchanging Dealer or Initial Purchaser, as applicable, as contemplated in Section 4(g) above, the Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

           (ii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by the indemnified party) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

provided, however, that (i) this indemnity shall not apply to any loss,
-------- --------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by you or any Holder expressly for use in such Registration Statement and (ii) this indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any related preliminary prospectus shall not inure to the benefit of any indemnified party from whom the person asserting any such loss, claim damage or liability received Securities or Exchange Securities if such persons did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such Securities or Exchange Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the related preliminary prospectus was corrected in the final prospectus unless such failure to deliver the final prospectus was a result of noncompliance by the Company and the Guarantors with Sections 4(d), 4(e), 4(f) or 4(g).

          (b) In the event of a Shelf Registration Statement, each Holder agrees to indemnify and hold harmless the Company, the Guarantors, each of their respective directors, officers, agents and employees and each person, if any, who controls the Company or each Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, arising out of or based upon any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) in reliance on and in conformity with written information furnished to the Company and the Guarantors by such Holder expressly for use in the Registration Statement (or in such amendment or supplement); provided, however, that no such Holder shall be
                               --------  -------
liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to the Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not
--------  -------
relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent it has been materially prejudiced by such failure; provided "further," however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this Section. If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however,
                                                              --------  -------
that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent (which consent shall not be unreasonably withheld) or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If a claim by an indemnified party for indemnification under this
Section 6 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section, an indemnifying party that is a holder of Transfer Restricted Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.  Rules 144 and 144A.  The Company shall use its best efforts to
              ------------------
file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any holder of Transfer Restricted Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

          8.  Underwritten Registrations.  If any of the Transfer Restricted
              --------------------------
Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed). The Holders shall be responsible for all underwriting commissions and discounts.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9.  Miscellaneous.  (a)  Amendments and Waivers.  The provisions of
              -------------        ----------------------
this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities or Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company and the Guarantors in accordance with the provisions of this
     Section 9(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc.;

          (2) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

          (3) if to the Company or any Guarantor, initially at the address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (c) Successors And Assigns.  This Agreement shall be binding upon the
              ----------------------
Company, the Guarantors and their successors and assigns.

          (d) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
              ---------------------------------------------------------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A TRANSFER RESTRICTED SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR EACH GUARANTOR IN ANY OTHER JURISDICTION.

          (g) Remedies.  In the event of a breach by the Company, any Guarantor
              --------
or by a holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each holder of Transfer Restricted Securities, the Company or any Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. Each of the Company, the Guarantor and the holders of Transfer Restricted Securities agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (h) No Inconsistent Agreements.  The Company and the Guarantors have
              --------------------------
not, nor shall the Company or any Guarantor on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of the Agreement.

          (i) No Piggyback on Registrations.  Neither the Company nor any of its
              -----------------------------
securityholders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Exchange Offer other than Transfer Restricted Securities.

          (j) Severability.  The remedies provided herein are cumulative and not
              ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and you.


                                        Very truly yours,


                                        CANANDAIGUA WINE COMPANY, INC.


                                        By: /s/ Robert Sands
                                            ----------------------------
                                            Name: Robert Sands
                                            Title: Secretary




                                        BATAVIA WINE CELLARS, INC.


                                        By: /s/ Robert Sands
                                            ----------------------------
                                            Name: Robert Sands
                                            Title: Secretary




                                        BISCEGLIA BROTHERS WINE CO.


                                        By: /s/ Robert Sands
                                            ----------------------------
                                            Name: Robert Sands
                                            Title: Secretary




                                        CALIFORNIA PRODUCTS COMPANY


                                        By: /s/ Robert Sands
                                            ----------------------------
                                            Name: Robert Sands
                                            Title: Secretary

                                        GUILD WINERIES & DISTILLERIES, INC.


                                        By /s/ Robert Sands
                                           ---------------------------
                                           Name: Robert Sands
                                           Title: Secretary




                                        TENNER BROTHERS, INC.


                                        By /s/ Robert Sands
                                           ---------------------------
                                           Name: Robert Sands
                                           Title: Secretary




                                        CANANDAIGUA WEST, INC.


                                        By /s/ Robert Sands
                                           ---------------------------
                                           Name: Robert Sands
                                           Title: Secretary




                                        WIDMER'S WINE CELLAR, INC.


                                        By /s/ Robert Sands
                                           ---------------------------
                                           Name: Robert Sands
                                           Title: Secretary




                                        BARTON INCORPORATED


                                        By /s/ Robert Sands
                                           ---------------------------
                                           Name: Robert Sands
                                           Title: Secretary

                                        BARTON BRANDS, LTD.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        BARTON BEERS, LTD.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        BARTON BRANDS OF CALIFORNIA, INC.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        BARTON DISTILLERS IMPORT CORP.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        BARTON FINANCIAL CORPORATION


                                        By /s/ David Sorce
                                           ----------------------------
                                           Name: David Sorce
                                           Title: Vice President

                                        STEVENS POINT BEVERAGE COMPANY


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        MONARCH WINE COMPANY, LIMITED
                                          PARTNERSHIP

                                        By BARTON MANAGEMENT, INC.,
                                          as general partner


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        BARTON MANAGEMENT, INC.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President




                                        THE VIKING DISTILLERY, INC.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President

                                        VINTNERS INTERNATIONAL COMPANY, INC.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Secretary




                                        BARTON BRANDS OF GEORGIA, INC.


                                        By /s/ Robert Sands
                                           ----------------------------
                                           Name: Robert Sands
                                           Title: Vice President



Accepted in New York, New York

CHASE SECURITIES INC.

  By:
     ------------------------
     Name:
     Title:


CS FIRST BOSTON CORPORATION

  By:
     ------------------------
     Name:
     Title:

                                        VINTNERS INTERNATIONAL COMPANY, INC.


                                        By
                                           ----------------------------
                                           Name:
                                           Title:




                                        BARTON BRANDS OF GEORGIA, INC.


                                        By
                                           ----------------------------
                                           Name:
                                           Title:



Accepted in New York, New York

CHASE SECURITIES INC.

  By: /s/ David Fass
     ------------------------
     Name: David Fass
     Title: Vice President


CS FIRST BOSTON CORPORATION

  By:
     ------------------------
     Name:
     Title:

                                        VINTNERS INTERNATIONAL COMPANY, INC.


                                        By
                                           ----------------------------
                                           Name:
                                           Title:




                                        BARTON BRANDS OF GEORGIA, INC.


                                        By
                                           ----------------------------
                                           Name:
                                           Title:



Accepted in New York, New York

CHASE SECURITIES INC.

  By:
     ------------------------
     Name:
     Title:


CS FIRST BOSTON CORPORATION

  By: /s/ Peter A. Fowler
     ------------------------
     Name: Peter A. Fowler
     Title: Director

                                                                         ANNEX A



         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, for a period of 180 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B



          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C



                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, for a period of 180 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ______________________, 199 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.*/

          The Company and the Guarantors will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

------------------

*/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

          For a period of 180 days after the Expiration Date the Company and the Guarantors will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Guarantors have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D




/   /           CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO
                RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
                10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                Name:
                         -----------------------------------------
                Address:
                         -----------------------------------------

                         -----------------------------------------





If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.